UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015
NRG YIELD, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36002 (Commission File Number)	46-1777204 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540 (Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On March 12, 2015, NRG Yield, Inc. (the “Company”) entered into an Amended and Restated Right of First Offer Agreement (the “Amended ROFO Agreement”) with NRG Energy, Inc. (“NRG”). As disclosed in the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on February 26, 2015, the Company is seeking stockholder approval in connection with certain amendments to its Amended and Restated Certificate of Incorporation in order to authorize two new classes of common stock and to distribute shares of such new classes of common stock to holders of the Company’s outstanding common stock through a stock split (the “Recapitalization”). The Amended ROFO Agreement was entered into in connection with the Recapitalization, and shall become effective upon the consummation of the Recapitalization.
The Amended ROFO Agreement will provide the Company and its affiliates with a right of first offer on any proposed sale, transfer or disposition of any of the below listed additional assets by NRG.

Asset	Fuel Type	Net Capacity (MW)(1)	COD
Carlsbad	Conventional	632	2017
Mandalay/Oxnard	Conventional	262	2020
Elkhorn Ridge(2)	Wind	54	2009
San Juan Mesa(2)	Wind	90	2005
Wildorado(2)	Wind	161	2007
Crosswinds(2)	Wind	21	2007
Forward(2)	Wind	29	2007
Hardin(2)	Wind	15	2008
Odin(2)	Wind	20	2007
Sleeping Bear(2)	Wind	95	2007
Spanish Fork(2)	Wind	19	2008
Goat Wind(2)	Wind	150	2008/2009
Lookout(2)	Wind	38	2008
Elbow Creek(2)	Wind	122	2009
Community(2)	Wind	30	2011
Jeffers(2)	Wind	50	2008
Minnesota Portfolio(2)(3)	Wind	40	2003/2006
________________
(1) Represents the maximum, or rated, electricity generating capacity of the facility in megawatts (MWs) multiplied by NRG's percentage ownership interest in the facility as of December 31, 2014.
(2) Part of PayGo tax equity portfolio closed in 2014. NRG ownership does not reflect tax equity investor interest in portfolio.
(3) Includes Bingham Lake, Eastridge, and Westridge projects.
In addition to the assets described in the table above, the Amended ROFO Agreement also provides the Company with a right of first offer with respect to up to $250 million of equity in one or more residential or distributed solar generation portfolios developed by affiliates of NRG. The Amended ROFO Agreement also extends the term of the Company’s right of first offer to the seventh anniversary of the consummation of the Recapitalization.
A copy of the Amended ROFO Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Amended ROFO Agreement is qualified in its entirety by reference to such exhibit.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
The Exhibit Index attached to this Form 8-K is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.
(Registrant)

By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: March 12, 2015

EXHIBIT INDEX

Exhibit No.	Document
10.1	Amended and Restated Right of First Offer Agreement, dated as of March 12, 2015, by and between NRG Energy, Inc. and NRG Yield, Inc.

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